EXHIBIT (24)


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 1999 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature                                                             Date
---------                                                             ----

 /s/ GERALD H. LIPKIN                                           January 18, 2000
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Gerald H. Lipkin, Chairman, President,
Chief Executive Officer and Director


/s/ PETER SOUTHWAY                                              January 18, 2000
--------------------------------------
Peter Southway, Vice Chairman and
Director

/s/ ALAN D. ESKOW                                               January 18, 2000
--------------------------------------
Alan D. Eskow, Senior Vice President
Controller and Corporate Secretary

/s/ ANDREW A. ABRAMSON                                          January 18, 2000
--------------------------------------
Andrew A. Abramson, Director

/s/ PAMELA BRONANDER                                            January 18, 2000
--------------------------------------
Pamela Bronander, Director

  /s/ JOSEPH COCCIA, JR.                                        January 18, 2000
--------------------------------------
Joseph Coccia, Jr., Director



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/s/ HAROLD P. COOK, III                                         January 18, 2000
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Harold P. Cook, III, Director

/s/ AUSTIN C. DRUKKER                                           January 18, 2000
--------------------------------------
Austin C. Drukker, Director

/s/ WILLARD L. HEDDEN                                           January 18, 2000
--------------------------------------
Willard L. Hedden, Director

/s/ GRAHAM O. JONES                                             January 18, 2000
--------------------------------------
Graham O. Jones, Director

/s/ WALTER H. JONES, III                                        January 18, 2000
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Walter H. Jones, III, Director

/s/ GERALD KORDE                                                January 18, 2000
--------------------------------------
Gerald Korde, Director

/s/ JOLEEN J. MARTIN                                            January 18, 2000
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Joleen J. Martin, Director

/s/ ROBERT E. McENTEE                                           January 18, 2000
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Robert E. McEntee, Director

/s/ RICHARD S. MILLER                                           January 18, 2000
--------------------------------------
Richard S. Miller, Director

/s/ SAM P. PINYUH                                               January 18, 2000
--------------------------------------
Sam P. Pinyuh, Director

/s/ ROBERT RACHESKY                                             January 18, 2000
--------------------------------------
Robert Rachesky, Director

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/s/ BARNETT RUKIN                                               January 18, 2000
--------------------------------------
Barnett Rukin, Director

/s/ RICHARD F. TICE                                             January 18, 2000
--------------------------------------
Richard F. Tice, Director

/s/ LEONARD J. VORCHEIMER                                       January 18, 2000
--------------------------------------
Leonard J. Vorcheimer, Director

/s/ JOSEPH L. VOZZA                                             January 18, 2000
--------------------------------------
Joseph L. Vozza, Director

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